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                                                           EXHIBIT 23.01



                        CONSENT OF PRICEWATERHOUSECOOPERS LLP

We consent to the incorporation by reference in the registration statement of
TRO Learning, Inc. on Form S-8 (File No. 333-       ) of our report dated
January 12, 1998, on our audits of the financial statements of TRO Learning, Inc. appearing in TRO Learning, Inc.'s Annual Report on From 10-K for the year ended October 31, 1997.

                         /s/ PricewaterhouseCoopers LLP



Chicago, Illinois
August 11, 1998